MERRILL LYNCH DRAGON FUND, INC.

                   Supplement dated October 16, 2001 to the
            Statement of Additional Information dated April 6, 2001

     The section captioned "Directors and Officers" beginning on page 19 is amended as follows:

     The biographies of Louis J. Mendes, III and A. Grace Pineda appearing on page 20 are hereby removed, and are replaced by the following biography of Timothy J. Orchard, who is primarily responsible for the day-to-day management of the Fund's portfolio:

     Timothy J. Orchard (32) - Portfolio Manager (1)(2) - Portfolio Manager of Merrill Lynch Asset Management U.K. Limited since October 2001; portfolio manager responsible for Asia-Pacific investments since January 2001; employed by affiliates of the Manager in various portfolio management positions since 1992.


Code # 16260-04-01